SEVENTH AMENDMENT TO AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT
THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Seventh Amendment”) is made as of January 24, 2017 (the “Effective Date”), by and among ESSEX PORTFOLIO, L.P., a California limited partnership (“Borrower”), the lenders which are parties hereto (collectively, “Lenders”) and PNC BANK, NATIONAL ASSOCIATION, as administrative agent under the Credit Agreement (in such capacity, “Administrative Agent”) and L/C Issuer.
BACKGROUND
A.Administrative Agent, Lenders, and Borrower entered into that certain Amended and Restated Revolving Credit Agreement, dated as of September 16, 2011, as amended by that certain First Amendment to Amended and Restated Revolving Credit Agreement, dated as of May 31, 2012, as further amended by that certain Second Amendment to Amended and Restated Revolving Credit Agreement, dated as of August 30, 2012, as further amended by that certain Third Amendment to Amended and Restated Revolving Credit Agreement, dated as of January 22, 2013, as further amended by that certain Fourth Amendment to Amended and Restated Revolving Credit Agreement, dated as of January 29, 2014, as further amended by that certain Fifth Amendment to Amended and Restated Revolving Credit Agreement, dated as of January 22, 2015, and as further amended by that certain Sixth Amendment to Amended and Restated Revolving Credit Agreement, dated as of January 19, 2016 (as so amended, the “Credit Agreement”).
B.    Borrower has requested that Lenders and Administrative Agent modify the Credit Agreement (i) to extend the Original Maturity Date; (ii) to replace Bank of Montreal (“BMO”) as a Lender with Bank of Nova Scotia (“Nova Scotia”) as a Lender hereunder; (iii) to add BNP Paribas as a Lender hereunder (“BNPP” and together with Nova Scotia, collectively, “New Lenders” and each, a “New Lender”); (iv) to reduce the Commitment of Bank of the West (“Existing Lender”); and (v) to make certain other modifications to the Credit Agreement. Lenders and Administrative Agent are willing to make such modifications to the Credit Agreement, all on the terms and subject to the conditions herein set forth.
NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:
AGREEMENT
1.    Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.
2.    Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)    The definition of “Daily LIBOR Rate” in Article 1 is hereby amended and restated to read in full as follows:
““Daily LIBOR Rate” shall mean, for any day, the rate per annum determined by Administrative Agent by dividing (x) the Published Rate by (y) a number equal to 1.00 minus the LIBOR Reserve Percentage. Notwithstanding the foregoing, if the Daily LIBOR Rate as determined above would be less than zero (0.00) in such calculations, such rate shall be deemed to be zero (0.00) for purposes of this Agreement.”
(b)    The definition of “Defaulting Lenders” in Article 1 is hereby amended and restated to read in full as follows:
““Defaulting Lender” means any Lender that (a) has failed to (i) fund all or any portion of its portion of the Committed Loans, participations in L/C Obligations or participations in Swing Loans when required to be funded hereunder unless such Lender notifies Administrative Agent and Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, must be specifically identified in such writing) has not been satisfied, or (ii) pay to Administrative Agent or any Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due; (b) has notified Borrower or Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender's obligation to fund its portion of the Loans hereunder and states that such position is based on such Lender's determination that a condition precedent to funding (which condition precedent, together with any applicable default, must be specifically identified in such writing or public statement) cannot be satisfied); (c) has failed, within three (3) Business Days after written request by Administrative Agent or Borrower, to confirm in writing to Administrative Agent and Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender will cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by Administrative Agent and Borrower); (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender will not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in such Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender; (e) has purchased or otherwise acquired all or any portion of another Lender's Commitment, excluding any purchase or acquisition in accordance with the terms and conditions set forth in Section 10.5 or (f) becomes the subject of a Bail-In Action.”
(c)    The definition of “LIBOR Rate” in Article 1 is hereby amended and restated to read in full as follows:
““LIBOR Rate” means, the interest rate per annum (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) determined by Administrative Agent by dividing (i) the LIBOR Base Rate by (ii) a number equal to 1.00 minus the LIBOR Reserve Percentage. The LIBOR Rate may also be expressed by the following formula:
LIBOR Rate =                LIBOR Base Rate
1.00 – LIBOR Reserve Percentage
Notwithstanding the foregoing, if the LIBOR Rate as determined above would be less than zero (0.00) in such calculations, such rate shall be deemed to be zero (0.00) for purposes of this Agreement.”
(d)    The definition of “Original Maturity Date” in Article 1 is hereby amended and restated to read in full as follows:
““Original Maturity Date” means December 31, 2020.”
(e)    The following definitions are hereby added to Article 1 in appropriate alphabetical order:
““Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (i) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (ii) any entity established in an EEA Member Country which is a parent of an institution described in clause (i) of this definition, or (iii)

any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (i) or (ii) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”
(f)    The preamble in Section 2.3 is hereby amended and restated to read in full as follows:
“2.3    Procedure for Obtaining Credit (Committed Loans, Swing Loans and Letters of Credit). Each Committed Borrowing shall be made and each Letter of Credit shall be issued upon the irrevocable written notice (including notice via facsimile confirmed immediately by a telephone call) of Borrower in the form of a Notice of Committed Borrowing or Conversion/Continuation and, with respect to a Letter of Credit request, a Letter of Credit Application (which notice and, if applicable, Letter of Credit Application, must be received by Administrative Agent (i) prior to 1:00 p.m., three Business Days prior to the requested borrowing date, in the case of LIBOR Committed Loans, or (ii) prior to 10:00 a.m., on the requested borrowing date, in the case of Reference Rate Committed Loans, or (iii) prior to 10:00 a.m., on the requested borrowing date, in the case of Swing Loans, or (iv) five Business Days prior to the requested issuance date of a Letter of Credit), specifying:”
(g)    Section 5.2(c) is hereby amended and restated to read in full as follows:
“(c)    The representations and warranties of Borrower set forth in Article 7 of this Agreement (other than the representation contained in the last sentence of Section 7.6) shall be true and correct in all material respects on and as of the date of such Borrowing with the same force and effect as if made on and as of such date;”

(h)    Section 6.3(h) is hereby deleted in its entirety.
(i)    The following new Section 7.18 is hereby added:
“Neither Borrower nor any of its Affiliates or subsidiaries are an EEA Financial Institution.”
(j)    Section 8.1(l) is hereby deleted in its entirety.
(k)    The following new Section 10.21 is hereby added:
“10.21 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”
(l)    Exhibit B to the Credit Agreement is hereby amended and replaced in its entirety with Exhibit B attached hereto.

(m)    To give effect to the removal of BMO as Lender, the joinder of New Lenders and the reduction in the Commitment of Existing Lender, Schedule 1.1 to the Credit Agreement is hereby amended and replaced with Schedule 1.1 attached hereto.
(n)    Schedule 1.2 to the Credit Agreement is hereby amended and replaced with Schedule 1.2 attached hereto.
3.    Loan Documents. Except where the context clearly requires otherwise, all references to the Credit Agreement in any other Loan Document shall be to the Credit Agreement as amended by this Seventh Amendment.
4.    Borrower’s Ratification. Borrower agrees that it has no defenses or set-offs against Lenders or their respective officers, directors, employees, agents or attorneys, with respect to the Loan Documents, all of which are in full force and effect, and that all of the terms and conditions of the Loan Documents not inconsistent herewith shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. Borrower hereby ratifies and confirms its obligations under the Loan Documents and agrees that the execution and delivery of this Seventh Amendment does not in any way diminish or invalidate any of its obligations thereunder.
5.    Guarantor Ratification. Guarantor agrees that it has no defenses or set-offs against Lenders or their respective officers, directors, employees, agents or attorneys, with respect to the Guaranty, which is in full force and effect, and that all of the terms and conditions of the Guaranty not inconsistent herewith shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. Guarantor hereby ratifies and confirms its obligations under the Guaranty and agrees that the execution and delivery of this Seventh Amendment does not in any way diminish or invalidate any of its obligations thereunder.
6.    Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and Lenders that:
(a)    The representations and warranties made in the Credit Agreement, as amended by this Seventh Amendment, are true and correct in all material respects as of the date hereof;
(b)    After giving effect to this Seventh Amendment, no Default or Event of Default under the Credit Agreement or the other Loan Documents exists on the date hereof;
(c)    This Seventh Amendment and the Notes (as hereinafter defined) has each been duly authorized, executed and delivered by Borrower so as to constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors’ rights or by general equitable principles;
(d)    The Joinder Page to this Seventh Amendment has been duly authorized, executed and delivered by Guarantor; and

(e)    No material adverse change in the business, assets, operations, condition (financial or otherwise) or prospects of Borrower, Guarantor or any of their subsidiaries or Affiliates has occurred since the date of the last financial statements of the afore-mentioned entities which were delivered to Administrative Agent.
All of the above representations and warranties shall survive the making of this Seventh Amendment.
7.    Conditions Precedent. The effectiveness of the amendments set forth herein is subject to the fulfillment, to the satisfaction of Administrative Agent and its counsel, of the following conditions precedent:
(a)    Borrower shall have delivered to Administrative Agent the following, all of which shall be in form and substance satisfactory to Administrative Agent and shall be duly completed and executed (as applicable):
(i)    This Seventh Amendment, the Additional Notes and the Replacement Note (collectively, the “Notes” and each, a “Note”), as more fully set forth in Section 8 below;
(ii)    Evidence that the execution, delivery and performance by Borrower and Guarantor, as the case may be, of this Seventh Amendment and each Note has been duly authorized by Borrower and Guarantor, as the case may be, and that this Seventh Amendment and each Note has been duly executed and delivered by Responsible Officers of Borrower and Guarantor, as the case may be; and
(iii)    Such additional documents, certificates, opinions and information as Administrative Agent may require pursuant to the terms hereof or otherwise reasonably request.
(b)    The representations and warranties set forth in the Credit Agreement shall be true and correct in all material respects on and as of the date hereof.
(c)    After giving effect to this Seventh Amendment, no Default or Event of Default shall have occurred and be continuing as of the date hereof.
(d)    Borrower shall have paid to Administrative Agent all costs and expenses of Administrative Agent in connection with preparing and negotiating this Seventh Amendment, including, but not limited to, reasonable attorneys’ fees and costs.
8.    Additional Notes and Replacement Note. Concurrently with the execution and delivery of this Seventh Amendment, Borrower shall execute and deliver (i) to each New Lender, a Revolving Note in the face amount of the Commitment of such New Lender as set forth on Exhibit A attached hereto (collectively, the “Additional Notes”), and (ii) to Existing Lender, a replacement Revolving Note in the face amount of the reduced Commitment of Existing Lender as set forth on Exhibit A attached hereto (the “Replacement Note”), in each case, in the form of Exhibit G‑1 attached to the Credit Agreement. The Replacement Note to Existing Lender shall evidence any outstanding Loan of Existing Lender and upon receipt thereof, the existing Revolving Note to Existing Lender shall be cancelled and returned to Borrower.
9.    Joinder by New Lenders. Effective on the Effective Date, each New Lender hereby joins in and becomes a party to the Credit Agreement with the Commitment set forth opposite its name on Exhibit A attached hereto, agrees to be bound by the provisions of the Credit Agreement and shall have the rights and obligations of a Lender thereunder and under any other document issued in connection therewith. Each New Lender hereby makes and agrees to be bound by all of the terms and conditions set forth in Section 10.5(b) of the Credit Agreement as if it were an assignee of its Commitment under the provisions of Section 10.5 of the Credit Agreement.
10.    Adjusting Payments. As of the Effective Date, Administrative Agent shall notify each Lender as to the adjusting payments, if any, which will be required to be made to the outstanding Loans of each Lender in order to give effect to this Seventh Amendment so that after such adjusting payments are made each Lender’s outstanding Loans evidenced by such Lender’s Revolving Note shall be in an amount equal to its Pro Rata Share of all outstanding Loans. On the Effective Date each Lender agrees to pay to the other Lenders the amounts, if any, specified by Administrative Agent in such notice.
11.    Miscellaneous.
(a)    All terms, conditions, provisions and covenants in the Loan Documents and all other documents delivered to Administrative Agent in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby. To the extent that any term or provision of this Seventh Amendment is or may be deemed expressly inconsistent with any term or provision in any Loan Document or any other document executed in connection therewith, the terms and provisions hereof shall control.
(b)    Except as expressly provided herein, the execution, delivery and effectiveness of this Seventh Amendment shall neither operate as a waiver of any right, power or remedy of Administrative Agent or Lenders under any of the Loan Documents nor constitute a waiver of any Default or Event of Default thereunder.
(c)    This Seventh Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.
(d)    In the event any provisions of this Seventh Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.
(e)    This Seventh Amendment shall be governed by and construed according to the laws of the State of California, without giving effect to any of its choice of law rules.

(f)    This Seventh Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
(g)    The headings used in this Seventh Amendment are for convenience of reference only, do not form a part of this Seventh Amendment and shall not affect in any way the meaning or interpretation of this Seventh Amendment.
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IN WITNESS WHEREOF, Borrower, Administrative Agent and Lenders have caused this Seventh Amendment to be executed by their duly authorized officers as of the date first above written.
ESSEX PORTFOLIO, L.P.,
a California limited partnership

BY:	ESSEX PROPERTY TRUST, INC., a Maryland corporation, its general partner

By: /S/ Jordan E. Ritter
Name: Jordan E. Ritter
Title: SVP

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DMEAST #27758574

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By: /S/ Nicolas Zitelli
Nicolas Zitelli, Senior Vice President

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DMEAST #27758574

PNC BANK, NATIONAL ASSOCIATION,
as L/C Issuer, Swing Line Lender and Lender

By: /S/ Nicolas Zitelli
Nicolas Zitelli, Senior Vice President

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DMEAST #27758574

MUFG UNION BANK, N.A.,
as Lender

By: /S/ Jeffrey Kosmo
Name: Jeffrey Kosmo
Title: Assistant Vice President

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DMEAST #27758574

US BANK, NATIONAL ASSOCIATION,
as Lender

By: /S/ Michael F. Diemer
Name: Michael F. Diemer
Title: Vice President

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DMEAST #27758574

CAPITAL ONE, N.A.,
(successor by merger to Chevy Chase Bank, F.S.B.), as Lender

By: /S/ Ashish Tandon_________________
Name: Ashish Tandon
Title: Director

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DMEAST #27758574

BANK OF THE WEST,
as Lender

By: /S/ Michael Pavao
Name: Michael Pavao
Title: Vice President

By: /S/ Sherry Montgomery
Name: Sherry Montgomery
Title: Vice President

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DMEAST #27758574

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender

By: /S/ Ricky Nahal
Name: Ricky Nahal
Title: Vice President

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DMEAST #27758574

BANK OF NOVA SCOTIA, as Lender

By: /S/ Chad Hale
Name: Chad Hale
Title: Director & Execution Head, REGAL

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DMEAST #27758574

CITIBANK, N.A., as Lender

By: /S/ John C. Rowland
Name: John C. Rowland
Title: Vice President

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DMEAST #27758574

MIZUHO BANK, LTD., as Lender

By: /S/ John Davies
Name: John Davies
Title: Authorized Signatory

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DMEAST #27758574

JPMORGAN CHASE BANK, N.A., as Lender

By: /S/ Ryan Dempsey
Name: Ryan Dempsey
Title: Authorized Officer

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DMEAST #27758574

CITY NATIONAL BANK, a national banking association,
as Lender

By: /S/ Jason Tola
Name: Jason Tola
Title: VP

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DMEAST #27758574

REGIONS BANK, as Lender

By: /S/ Mike Evans
Name: Mike Evans
Title: Senior Vice President

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DMEAST #27758574

BRANCH BANKING AND TRUST COMPANY, as Lender

By: /S/ Ahaz Armstrong
Name: Ahaz Armstrong
Title: Senior Vice President

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DMEAST #27758574

BNP PARIBAS, as Lender

By: /S/ Duane Helkowski
Name: Duane Helkowski
Title: Managing Director

By: /S/ Kwang Kyun Choi
Name: Kwang Kyun Choi
Title: Vice President

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DMEAST #27758574

JOINDER PAGE
Essex Property Trust, Inc., a Maryland corporation, as the “Guarantor” under the Credit Agreement hereby joins in the execution of this Seventh Amendment to make the affirmations set forth in Section 5 of this Seventh Amendment and to evidence its agreement to be bound by the terms and conditions of this Seventh Amendment applicable to it. The party executing this Joinder Page on behalf of Guarantor has the requisite power and authority, and has been duly authorized, to execute this Joinder Page on behalf of Guarantor.

ESSEX PROPERTY TRUST, INC.,
a Maryland corporation, as Guarantor

By: /S/ Jordan E. Ritter
Name: Jordan E. Ritter
Title: SVP

DMEAST #27758574

EXHIBIT A TO SEVENTH AMENDMENT
EXISTING LENDER

Existing Lender	Original Commitment	Reduced Commitment
Bank of the West	$65,000,000	$40,000,000

NEW LENDERS

New Lender	Commitment
Bank of Nova Scotia	$50,000,000
BNP Paribas	$25,000,000

A-1

EXHIBIT B TO CREDIT AGREEMENT
FORM OF NOTICE OF COMMITTED BORROWING OR
CONVERSION/CONTINUATION
Date:
To:    PNC Bank, National Association, as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Revolving Credit Agreement dated as of September __, 2011, among Essex Portfolio L.P., a California limited partnership (“Borrower”), the financial institutions from time to time party thereto (the “Lenders”), and PNC Bank, National Association, individually as a Lender and as administrative agent (in such capacity, “Administrative Agent”) and as Swing Line Lender and as L/C Issuer (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined).
The undersigned hereby requests (select one):
[     ]    A Borrowing of Committed Loans
[     ]    A Borrowing of Swing Loans
[     ]    A Conversion or Continuation of Committed Loans
[     ]    Issuance of a Letter of Credit (Letter of Credit Application enclosed)
Borrower’s Availability under the Agreement $___________.
C.    On ______________________________ (a Business Day).
D.    In the amount of $_______________.
E.    Comprised of [type of credit requested]:
[     ]    Swing Loan
[     ]    Reference Rate Committed Loan
[     ]    LIBOR Committed Loan
[     ]    Letter of Credit
F.    If applicable: with an Interest Period of _____ months.

B-1

The foregoing request complies with the requirements of [Section 2.3 (for a Borrowing of Loans and Issuance of Letters of Credit)] [Section 2.7 (for a conversion/continuation of Loans)] of the Agreement. The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the above date, before and after giving effect to the application of the proceeds therefrom:
1.    After giving effect to the requested Borrowing or Letter of Credit, the Outstanding Amount of Loans plus the Outstanding Amount of L/C Obligations shall not exceed the Availability, the aggregate outstanding amount of the Swing Loans shall not exceed the Swing Line Availability and the aggregate outstanding amount of Bid Loans shall not exceed the Bid Loan Sublimit.
2.    Borrower and Guarantor, and any Subsidiaries or affiliates whose financial results are consolidated with those of Borrower and Guarantor for reporting purposes, are in compliance with all of the material covenants and financial covenants in the Agreement.
3.    All of the representations and warranties contained in the Agreement (other than the representation contained in the last sentence of Section 7.6 of the Agreement) and the other Loan Documents are true and correct as of the date hereof and shall be true and correct on the date of the Borrowing or the issuance of the requested Letter of Credit, both before and after giving effect to such Borrowing or issuance of the requested Letter of Credit; provided, however, that the representations and warranties set forth in the Agreement regarding financial statements shall be deemed to be made with respect to the financial statements most recently delivered to Administrative Agent pursuant to the Agreement.
4.    No Default or Event of Default has occurred and is continuing on the date hereof or after giving effect to the requested extension of credit.
5.    The proceeds of the Borrowing, or the purpose of the Letter of Credit, are only as permitted by the Agreement.
6.    Enclosed are the documents and information requested by Lender as a condition to the requested Borrowing or the issuance of the Letter of Credit.**

Dated as of _____________, 20__	ESSEX PORTFOLIO, L.P., a California limited partnership

By:    Essex Property Trust, Inc.,
a Maryland corporation,
its General Partner

By:
Name:
Title

** Pursuant to Section 9.4 of the Credit Agreement, the proceeds of a Borrowing must be sent to the Designated Account.

B-2

SCHEDULE 1.1 TO CREDIT AGREEMENT
LENDERS’ NAMES, COMMITMENTS AND PRO RATA SHARES

Lender	Commitment	Pro Rata Share

PNC Bank, National Association	$125,000,000	12.5000000%
Bank of the West	$40,000,000	4.0000000%
Capital One, N.A.	$50,000,000	5.0000000%
Mizuho Bank, Ltd.	$50,000,000	5.0000000%
US Bank, National Association	$115,000,000	11.5000000%
Union Bank, N.A.	$115,000,000	11.5000000%
Wells Fargo, National Association	$100,000,000	10.0000000%
Bank of Nova Scotia	$50,000,000	5.0000000%
Citibank, N.A.	$100,000,000	10.0000000%
JPMorgan Chase Bank, N.A.	$100,000,000	10.0000000%
Branch Banking and Trust Company	$50,000,000	5.0000000%
City National Bank	$30,000,000	3.0000000%
Regions Bank	$50,000,000	5.0000000%
BNP Paribas	$25,000,000	2.5000000%
Total	$1,000,000,000	100.00%

1.1 - 1

SCHEDULE 1.2 TO CREDIT AGREEMENT
ADMINISTRATIVE AGENT’S OFFICE;
AGENT’S PAYMENT OFFICE
BORROWER:
ESSEX PORTFOLIO, L.P.
c/o: Essex Property Trust, Inc.
1100 Park Place, Suite 200
San Mateo, CA 94403
Attention: Mark J. Mikl; Jordan E. Ritter and Angela Kleiman
Facsimile: (650) 655-7810; (650) 655-7811; (650) 655-7927
Telephone: (650) 655-7922; (650) 655-7925; (650) 655-7800
Email:    mmikl@essexpropertytrust.com; jritter@essexpropertytrust.com and     akleiman@essex.com

ADMINISTRATIVE AGENT:
Administrative Agent’s Office
(for payments, advances and financial information):

PNC Bank, National Association
500 First Avenue
Mail Stop: P7-PFSC-04-V
Pittsburgh PA 15219
Attention:    Nicole Novak
Senior Loan Support Analyst
Real Estate Loan Administration
Telephone:  412-768-9233
Facsimile:  888-614-9134
Email:  nicole.novak@pnc.com

Wire instructions for PNC Agency Services:
PNC Bank, Pgh
ABA 043 000 096
Account #GL 13076-001-7005
Account Name: Wire Suspense-Agency Services
Ref: Essex Portfolio, L.P.

1.2 - 1

(for extensions of the maturity date, amendments and/or changes to credit agreement and any other notices to Administrative Agent):

PNC Bank, National Association
500 First Avenue
Mail Stop: P7-PFSC-04-V
Pittsburgh PA 15219
Attention:    Nicole Novak
Senior Loan Support Analyst
Real Estate Loan Administration
Telephone:  412-768-9233
Facsimile:  888-614-9134
Email:  nicole.novak@pnc.com

and

PNC Bank, National Association
575 Market Street, 28th Floor
San Francisco, CA 94105
Attention:  Nicolas Zitelli
Telephone:  415-733-1545
Email:  nicolas.zitelli@pnc.com

L/C ISSUER:
PNC Bank, National Association
500 First Avenue
Mail Stop: P7-PFSC-04-V
Pittsburgh PA 15219
Attention:    Nicole Novak
Senior Loan Support Analyst
Real Estate Loan Administration
Telephone:  412-768-9233
Facsimile:  888-614-9134
Email:  nicole.novak@pnc.com

and

PNC Bank, National Association
575 Market Street, 28th Floor
San Francisco, CA 94105
Attention:  Nicolas Zitelli
Telephone:  415-733-1545
Email:  nicolas.zitelli@pnc.com

1.2 - 2

SWING LINE LENDER:
PNC Bank, National Association
500 First Avenue
Mail Stop: P7-PFSC-04-V
Pittsburgh PA 15219
Attention:    Nicole Novak
Senior Loan Support Analyst
Real Estate Loan Administration
Telephone:  412-768-9233
Facsimile:  888-614-9134
Email:  nicole.novak@pnc.com

and

PNC Bank, National Association
575 Market Street, 28th Floor
San Francisco, CA 94105
Attention:  Nicolas Zitelli
Telephone:  415-733-1545
Email:  nicolas.zitelli@pnc.com

Wire instructions for Agency Services:
PNC Bank, Pgh
ABA 043 000 096
Account #GL 13076-001-7005
Account Name: Wire Suspense-Agency Services
Ref: Essex Portfolio, L.P.

1.2 - 3